UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        April 24, 2006

ANTEON INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-84835	13-3880755
(Commission File Number)	(IRS Employer Identification No.)

3211 Jermantown Road, Suite 700
Fairfax, Virginia	22030-2801
(Address of Principal Executive Offices)	(Zip Code)

(703) 246-0200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 8.01. OTHER EVENTS

On April 24, 2006, Anteon International Corporation (NYSE: ANT) issued a press release announcing that General Dynamics Corporation (NYSE: GD) has extended the April 30, 2006 deadline for completing its proposed acquisition of Anteon to July 31, 2006 under the terms of the acquisition agreement between the parties. General Dynamics extended the deadline because the U.S. Department of Justice has not yet completed its review of the proposed transaction as authorized by the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Anteon continues to anticipate that the transaction will be completed by June 30, 2006, as previously announced. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated April 24, 2006

Doc #:NY7:131329.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTEON INTERNATIONAL CORPORATION

By:
Curtis L. Schehr
Senior Vice President,
General Counsel and Secretary

Date: April 24, 2006

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